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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                              Amendment Number One

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  May 14, 2001
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                        Socrates Technologies Corporation
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                  0-26614               54-1707718
--------------------------------     -----------          ----------------
(State or other jurisdiction of     (Commission          (I.R.S. Employer
 incorporation or organization)     File Number)        Identification No.)

 14416 Fowlers Mill Drive, Gainesville, VA                   20155
  -----------------------------------------               ----------
  (Address of principal executive offices)                (Zip code)

               Registrant's telephone number, including area code:
               ---------------------------------------------------
                                 (703) 753-7114

          Former name or former address, if changed since last report:
               8133 Leesburg Pike, Suite 760-770, Vienna, VA 22182
                                 (703) 288-6500
          ------------------------------------------------------------
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                        Socrates Technologies Corporation
                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 1.  Changes in Control of Registrant.
         None.


Item 2.  Acquisition or Disposition of Assets.

On March 22, 2001 the Board of Directors dismissed the Chief Executive Officer of its two wholly owned subsidiaries, Networkland Inc. and Technet Computer Services,Inc. To avert immediate bankruptcy Registrant's two subsidiaries, Networkland Inc. and Technet Computer Services, Inc. entered into an agreement on March 27, 2001 with CBQ, Inc., a public Colorado corporation (OTC Symbol:
CBQI), whereby CBQ acquired substantially all of the operating assets and certain liabilities of those two subsidiaries. Registrant executed a related Escrow Agreement but retained powers of attorney for the shares of CBQ, Inc. common stock to be issued for the acquisition of the operating assets of Registrant's wholly-owned subsidiaries: Networkland Inc. and Technet Computer Services, Inc. The Registrant is seeking to resolve its current legal and financial dispute with the companies involved in the financing involving the 4% Debentures due March 20, 2005. Currently, the Registrant and its current management and board member and certain former members of management and former members of Registrant's Board of Directors are defendants in a civil action brought by those companies in the U.S. District Court for the Southern District of New York.

The Registrant is currently seeking to identify a suitable private technology company as a merger candidate. Registrant can make no assurances that it will find such a suitable private technology company that is willing to merge with the Registrant or that the Registrant will be able to acquire any company or operations.


Item 3.  Bankruptcy or Receivership.

Registrant's wholly owned subsidiary, Socrates Solutions Corporation, filed a petition under Chapter 11 of the U.S. Bankruptcy Code on April 9, 2001. The Registrant may place itself and/or other subsidiaries into bankruptcy as part of its efforts to reorganize its business. If the Registrant does not find a new business in the very near future, the Registrant may liquidate or reorganize under the U.S. Bankruptcy Code.

Item 4.  Changes in Registrant's Certifying Accountant.

Registrant has identified but not yet signed an agreement to retain a new independent auditor. If the Registrant does not file its Form 10-K for the fiscal year ending December 31, 2000 by May 25, 2001, or thereabouts, the Registrant will be delisted from the Over the Counter Bulletin Board. Registrant is unlikely to meet that deadline and may be delisted from the Over the Counter Bulletin Board on May 28, 2001. Delisting of the Registrant would make the Registrant a private company and prevent shareholders from being able to freely transfer or trade their shares of common stock.

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Item 5.  Other Events.

Registrant voluntarily vacated its principal executive offices at 8133 Leesburg Pike, Suites 760 and 770, Vienna, Virginia 22182 during the week of May 11, 2001 and relocated its principal executive offices to 14416 Fowlers Mill Drive, Gainesville, Virginia 20155. The effective date of the relocation was May 14, 2001. The Registrant was unable to pay the monthly rent for the offices at 8133 Leesburg Pike, Suites 760 and 770, Vienna, Virginia 22182 for the months of April and May 2001. Rather than face eviction proceedings, the Registrant agreed to relocate its offices at 8133 Leesburg Pike.

Registrant's new telephone number is (703) 753-7114. Registrant's former telephone number, (703) 288-6500 and facsimile number (703) 288-6530, were disconnected on or about May 20, 2001 for non-payment.


Item 6.    Resignation of Directors.
           None.

Item 7.    Financial Statements, Pro Forma Financial Information
           Exhibits: None


Item 8.    Change in Fiscal Year.
           None.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 21, 2001                       /s/ Andreas A. Keller
                                   ------------------------------------------
                                   Andreas A. Keller, Chief Executive Officer

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